EXECUTION COPY

                                                                    Exhibit 10.4

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                LICENSE AGREEMENT

     THIS LICENSE AGREEMENT ("Agreement") is made and entered into as of the 25th day of September, 2002 (the "Effective Date") by and between EarthLink, Inc., a Delaware corporation ("EarthLink"), GoAmerica, Inc., a Delaware corporation ("Parent"), and GoAmerica Communications Corporation, a Delaware corporation and wholly-owned subsidiary of Parent ("Sub" and together with Parent, "GoAmerica"). EarthLink and GoAmerica may be referred to herein as "Party" and together, the "Parties").

                                    RECITALS

     In connection with this Agreement and as elements of an overall strategic relationship, the parties and GoAmerica's wholly-owned subsidiary GoAmerica Communications Corp. will simultaneously enter into (i) a bilateral Sales Agent Agreement, pursuant to which each party will serve as a sales agent for certain of the products and services of the other party, (ii) an Acquisition Agreement, pursuant to which EarthLink will purchase certain of GoAmerica's assets, (iii) a Technology Development Agreement, pursuant to which the GoAmerica will develop certain software and other technologies for EarthLink, and (iv) an Escrow Agreement, which defines EarthLink's rights to access the source code for certain of the licensed software. This Agreement, together with the Sales Agent Agreement, the Acquisition Agreement, the Technology Development Agreement and the Escrow Agreement are referred to collectively as the "Related Agreements." The Parties agree that the Related Agreements collectively represent an integrated transaction and that none of the Related Agreements would have been executed but for the execution of the others. Thus, the Parties agree that the consideration provided for each of the Related Agreements is consideration provided in exchange for the Parties' duties and obligations under all of the Related Agreements and that such consideration is full and fair consideration for each of the Parties' duties and obligations under all of the Related Agreements.

     NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein and in the Related Agreements and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to those terms in Exhibit A.

2. License Grant. GoAmerica hereby grants to EarthLink a perpetual, nontransferable (except as agreed herein), nonexclusive, worldwide, fully paid-up (subject to the recurring maintenance fees set forth in the Sales Agent Agreement), right and license to access, use, install and sublicense the Licensed Software for the purpose of loading, downloading and installing the Licensed Software onto EarthLink servers for the provision of services to EarthLink's end users and the end users of EarthLink's sublicensees and for development and testing purposes;


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

provided however, except in the event of a Release Condition (as defined in the Escrow Agreement), EarthLink's license to the Server Software shall be limited to a right to use, access and allow its end user to use and access such Server Software via the client software portion of the Licensed Software. EarthLink shall have a right to make back-up copies of the Licensed Software for archival, development, and testing purposes. Any sublicense of the Licensed Software shall be subject to the terms and conditions, including pricing, of a mutually agree upon end user agreement (the "End User Agreement"). The End User Agreement shall include, without limitation, the service fees set forth on Exhibit E. The parties agree to negotiate and agree upon an End User Agreement within seven (7) business days following the Effective Date of this Agreement. In the event that the parties are unable to agree upon the End User Agreement within such seven
(7) business day period, this Agreement may be terminated by either party immediately upon written notice to the other party.

3. No Other Rights. Nothing in this Agreement shall be construed as granting EarthLink any rights of any kind with respect to any portion of the Licensed Software except as expressly and unambiguously set forth in this Agreement. All right, title and interest in and to, and ownership of, the Licensed Software and any modifications thereto shall remain at all times exclusively with GoAmerica. EarthLink must reproduce and include any copyright and trademark notices, legends and logos on each copy of the Licensed Software or diskettes made by EarthLink. GoAmerica shall be responsible to procure and provide to EarthLink all necessary licenses for Third Party Software (including computer software and the required maintenance and enhancement updates and releases thereto), except for those specifically requested by EarthLink, necessary for the use and full exercise of the rights and the licenses granted herein by GoAmerica to EarthLink and to cause the Licensed Software to operate and perform functions in accordance with and pursuant to the Licensed Software's Documentation and this Agreement.

4. Payments.

     4.1 Service Fees. EarthLink agrees to pay GoAmerica the monthly Service Fees set forth on Exhibit E.

     4.2 Right to Offset. Either party (the "Offsetting Party") shall have the right to set off against payment due to the other party hereunder any amounts that the other party then owes to the Offsetting Party, including, without limitation, any amounts subject to an indemnifiable claim, whether arising out of this Agreement or any of the Related Agreements. Prior to exercising this right, the Offsetting Party, through a vice president or higher officer, shall first attempt, in good faith, to resolve the matter giving rise to setoff to the satisfaction of both parties with a vice president or higher officer of the other party, but is not obligated to do so for more than [**] business days after the offsetting Party notifies the other Party of its offset right.

5. Maintenance and Support. GoAmerica agrees to provide the maintenance and support services described in Exhibit D.

6. Delivery of Licensed Software.

     6.1 EarthLink will have all of its end-users accept the terms of the End User Agreement.


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

     6.2 If EarthLink is granting end user licenses on a pass-through basis, GoAmerica and EarthLink shall mutually agree upon the terms regarding delivery of the Licensed Software.

     6.3 Within one (1) business day following the Effective Date, GoAmerica shall deliver the Licensed Software (except for the Server Software which shall be maintained on GoAmerica's servers), including Documentation, to EarthLink in accordance with Exhibit B. During the term of this Agreement, GoAmerica shall provide, [**], to EarthLink all available Enhancement Releases as soon as they become available. From time to time GoAmerica may make generally available to its other Licensed Software licensees, at additional license fees, add-on modules or features, which have been interfaced or integrated with the Licensed Software. Add-on modules are GoAmerica product offerings that are not included in the Licensed Software existing on the date of this Agreement or the Enhancement Releases and which are not otherwise provided to EarthLink under an express provision of Exhibit B. These add-on modules will be made available to EarthLink for EarthLink evaluation and relicense to end users at additional license fees.

     6.4 EarthLink will prepare its own sales materials. Except as allowed hereunder, the use of GoAmerica marks is subject to prior review and written approval by GoAmerica.

     6.5 GoAmerica shall provide EarthLink with Documentation which EarthLink may copy to distribute to end users who have licensed the Licensed Software, provided that all of GoAmerica's copyright, trade secret and proprietary rights notices are preserved.

     6.6 EarthLink shall pay applicable media and shipping charges.

7. Ownership and Protection of Software.

     7.1 Earthlink shall not use or duplicate the Licensed Software for any purpose other than as specified in this Agreement or make the Licensed Software available to unauthorized third parties. Earthlink shall protect the Licensed Software and all portions or copies thereof and all other GoAmerica confidential information or trade secrets from unauthorized copying, use, dissemination, and disclosure. EarthLink shall not permit its personnel, or any third party or end user with which it is in privity to decompose, decompile, disassemble or attempt in any way to reverse engineer or reconstruct the Licensed Software.

     7.2 Earthlink shall have no rights in the Licensed Software therein except for the license rights expressly granted herein. Earthlink agrees that it will not claim or assert title to any such materials or attempt to transfer any title to end users or any third parties.

8. Escrow.

     8.1 On the Effective Date, GoAmerica will enter into an escrow agreement with DSI Technology Escrow Services (the "Escrow Agreement") in the form attached hereto as Exhibit C. The terms and conditions of such escrow agreement shall be consistent with the terms and conditions of this Agreement. Upon delivery of the Licensed Software (excluding the Server Software) to EarthLink, GoAmerica shall immediately deposit the Escrow Materials with the escrow agent. Upon subsequent deliveries of the Licensed Software to EarthLink in each instance, GoAmerica will deposit with such escrow agent the Escrow Materials. The parties


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

shall share the escrow costs equally. For purposes herein, the "Escrow Materials" mean the entire computer Source Code in human readable format, corresponding to the Licensed Software (including, without limitation, the Server Software) and Enhancement Releases including all updates and enhancements thereto, documentation and all instructions sufficient to allow a skilled programmer to modify, maintain and compile the Source Code in order to allow EarthLink to use the Escrow Material for its use and enjoyment of the Licensed Software. EarthLink shall be a beneficiary under the escrow agreement. In the event of any Release Conditions set forth in the Escrow Agreement, the Escrow Materials shall be released to EarthLink in accordance with the terms of the Escrow Agreement and any Source Code to the to the Licensed Software and Server Software not in escrow shall be immediately delivered to EarthLink by GoAmerica.

     8.2 In addition to its other license rights herein, EarthLink has a present, irrevocable, perpetual, fully paid-up, worldwide right to practice, operate, use, adapt, modify and create Derivative Works from the Source Code to the Licensed Software, which license may be enjoyed solely upon the occurrence of a Release Condition (as defined in the Escrow Agreement), for the sole purpose of fixing bugs and solely as necessary to support EarthLink's, EarthLink's end-users and EarthLink's sublicensee's end-users continued use of the Licensed Software. This right shall not permit EarthLink to add features, functionality or enhancements, or create Derivative Works for any other purpose. In the event of a Release Condition the escrow agent shall deliver the Escrow Materials to EarthLink upon notification by EarthLink of a Release Condition and escrow agent's confirmation thereof with GoAmerica. In addition, for the purpose of exercising the rights granted to EarthLink in this Agreement, and subject to the limitations and restrictions set forth herein EarthLink has the right to (i) authorize its affiliates or (ii) retain third parties to perform any service, function, responsibility or task necessary for EarthLink or the EarthLink end users to have the benefit of the Licensed Software in accordance with the terms of this Agreement.

     8.3 EarthLink agrees to restrict access to the Source Code for the Licensed Software to those employees of EarthLink, its affiliates and third parties acting on their behalf who are directly involved, subject to the restrictions set forth herein, with development, maintenance, operation or support of the Source Code for the Licensed Software and who are legally bound to maintain the proprietary and confidential nature of such materials under a written agreement.

9. Other Rights.

     9.1 Earthlink may, for its own internal support and installation of Licensed Software, remain within one (1) numbered release of the current Licensed Software version, for purposes of receiving GoAmerica support services as defined in this Agreement.

     9.2 Neither Party will be responsible under this Agreement for: (a) modification or improvement of Licensed Software to fit the particular requirements of an end user; (b) the correction of program errors resulting from unauthorized modification of the Licensed Software; or (c) the correction of any program errors resulting from not using the Licensed Software in accordance with the Documentation.


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

     9.3 The fees listed in this Agreement do not include taxes. GoAmerica is responsible to any pay sales, use, property, value-added, or other federal, state or local taxes based on the licenses granted under this Agreement. EarthLink is responsible to pay sales, use, property, value-added or other federal, state or local taxes on the sublicenses permitted to be granted by EarthLink hereunder. This section shall not apply to taxes based on either Party's income.

10. Right to Audit.

     10.1 During the term of this Agreement, EarthLink shall maintain complete and correct financial records required to verify compliance with its payment obligations under this Agreement. At any time during the term of this Agreement and for a period of one hundred thirty five (135) days thereafter, GoAmerica shall have the right through an independent third party auditor to inspect and audit the relevant portions of EarthLink's financial records solely to verify compliance. Such audits shall take place during normal business hours upon reasonable advance written notice to EarthLink and shall occur no more frequently than on an annual basis. In the event such an examination discloses that EarthLink owes GoAmerica an amount that is five percent (5%) or more than the fees actually paid for any six month period, in addition to paying any additional amount which such audit may show is owed and interest thereon, EarthLink shall pay all costs reasonably incurred by GoAmerica in connection with the audit.

     10.2 At any time during the term of this Agreement EarthLink shall have the right through an independent third party auditor to inspect and audit GoAmerica's software records solely to verify compliance GoAmerica's compliance with its escrow obligations under this Agreement and the Escrow Agreement. Such audits shall take place during normal business hours upon reasonable advance written notice to GoAmerica and shall occur no more frequently than on an annual basis. In the event such an examination discloses that GoAmerica is not in compliance, GoAmerica shall pay all costs reasonably incurred by EarthLink in connection with the audit.

11. Confidentiality.

     11.1 Definition. The term "Confidential Information" shall mean any and all information or proprietary materials (in every form and media) not generally known in the relevant trade or industry and which has been or is hereafter disclosed, or information designated as confidential at the time of disclosure, or summarized in writing as confidential promptly after disclosure or made available by either Party (the "disclosing Party") to the other (the "receiving Party") in connection with the efforts contemplated hereunder and which may reasonably be understood as confidential, including (i) all trade secrets, (ii) existing or contemplated products, services, designs, technology, processes, technical data, engineering, techniques, methodologies and concepts and any information related thereto, and (iii) information relating to business plans, sales or marketing methods and customer lists or requirements.

     11.2 Confidential Information. The receiving Party shall disclose the Disclosing Party's Confidential Information only to persons within the receiving Party (including its attorneys and auditors) having the need to know the Confidential Information for the purposes of this Agreement. The receiving Party shall treat Confidential Information as it does its own


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

proprietary and confidential information of a similar nature, and, in any event, with not less than reasonable care. Upon the disclosing Party's written request, the receiving Party shall return or certify the destruction of all Confidential Information, and shall continue for three (3) years from the date of return or destruction of such information to hold such Confidential Information secret, provided that Confidential Information related to trade secrets shall remain confidential indefinitely.

     11.3 Exceptions. The obligations of either Party under this Section 11 will not apply to information that the receiving Party can demonstrate (i) was in its possession at the time of disclosure and without restriction as to confidentiality, (ii) at the time of disclosure is generally available to the public or after disclosure becomes generally available to the public through no breach of this Agreement or other wrongful act by the receiving Party, (iii) has been received from a third party without restriction on disclosure and without breach of this Agreement or other wrongful act by the receiving Party, (iv) is independently developed by the receiving Party without any reference to the Confidential Information of the Disclosing Party, or (v) is required to be disclosed by order of a court of competent jurisdiction or regulatory authority, provided that the receiving Party shall furnish prompt written notice of such required disclosure and reasonably cooperate with the disclosing Party, at the disclosing Party's cost and expense, in any effort made by the disclosing Party to seek a protective order or other appropriate protection of its Confidential Information.

     11.4 Injunctive Relief. Failure on the part of receiving Party to abide by this Section 11 shall cause disclosing Party irreparable harm for which damages, although available, will not be an adequate remedy at law. Accordingly, disclosing Party has the right to seek an injunction to prevent any further violations of this Section 11 and recover court costs and reasonable attorney fees incurred in its enforcement of this Section 11.

12. Representations and Warranties. GoAmerica makes the following representations, warranties and covenants to EarthLink:

     12.1 Non-Infringement. The Licensed Software shall not violate or infringe upon any third party's intellectual property.

     12.2 Third Party Software. GoAmerica represents and warrants to EarthLink that the Third Party Software contained, practiced or used in the Licensed Software are licensed to GoAmerica and GoAmerica has the right to provide such Third Party Software to EarthLink for its use as contemplated herein.

     12.3 Defects. For a period of one (1) year after the earlier of delivery by GoAmerica, the Licensed Software shall be free from defects in design, material and workmanship and from programming and other errors and shall substantially conform to the Documentation. GoAmerica shall repair the Licensed Software in accordance with the Error Correction procedures set forth in Exhibit D.

13. Indemnification.

     13.1 Non Infringement. GoAmerica (the "Indemnifying Party") shall indemnify, defend and hold harmless EarthLink (the "Indemnified Party") and its officers, directors,


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

employees, affiliates and agents from and against all liability, damages, loss, costs and expenses (including but not limited to reasonable attorneys' fees and expenses) arising out of or in connection with any act or omission of the Indemnifying Party as to any claim, suit, action or proceeding based upon or arising out of (i) the alleged or actual infringement or misappropriation of the Licensed Software or (ii) the use of the Third Party Software, provided however, GoAmerica shall not liable under this provisions to the extent such claim of infringement or misappropriation was caused by the unauthorized use of the Licensed Software and would not have occurred without such unauthorized use.

     13.2 Procedures. EarthLink shall (i) notify GoAmerica of any matters in respect of which the indemnity may apply and of which EarthLink has knowledge;
(ii) give GoAmerica full opportunity to control the response thereto and the defense thereof, including any agreement relating to the settlement thereof, provided that GoAmerica shall not settle any such claim or action without the prior written consent of EarthLink; and (iii) reasonably cooperate with GoAmerica, at its cost and expense in the defense or settlement thereof. EarthLink may participate, at its own expense, in such defense and in any settlement discussions directly or through counsel of its choice.

14. Term and Termination.

     14.1 Term. This Agreement shall commence on the Effective Date and shall continue in effect unless terminated as described herein.

     14.2 Termination For Cause. Either Party shall have the right to terminate this Agreement, immediately in the event of (i) a material breach or default of any provision of this Agreement and the failure by the breaching Party to cure such breach within thirty (30) days, or such longer period as agreed by the Parties in writing, of receipt of written notice of same from the aggrieved Party; (ii) a Party files in any court pursuant to any statute, a petition in bankruptcy or insolvency and such petition is not dismissed within thirty (30) days after the filing thereof, or for reorganization in bankruptcy or for an arrangement for the appointment of a receiver or trustee of that Party or of its assets; (iii) a Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within thirty
(30) days after the filing thereof; (iv) a Party proposes to be a Party to any dissolution; or (v) a Party makes an assignment for the benefit of creditors. This Agreement shall terminate automatically and immediately upon (i) the termination of the Acquisition Agreement or (ii) the occurrence of a Release Condition.

     14.3 Effect of Termination. Upon any termination of this Agreement due to
(i) an uncured breach by GoAmerica of this Agreement or any of the Related Agreements or (ii) the occurrence of a Release Condition, EarthLink will (i) immediately pay to GoAmerica any amounts that accrued prior to the effective date of termination and (ii) not have any payment obligations under this Agreement to GoAmerica of any kind (including, without limitation, any manner of license, royalty, service, maintenance, support or other fees) after such effective date of termination. The Parties agree that any termination of this Agreement by EarthLink due to (i) an uncured material breach of this Agreement or (ii) the termination of a Related Agreement due to an uncured material breach of such Related Agreement shall be treated as a failure of GoAmerica's obligations under this Agreement for purposes of the Escrow Agreement.


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

15. General.

     15.1 Force Majeure. In the event that either Party is unable to perform any of its obligations under this Agreement because of any event beyond the control of such Party including, but not limited to, natural disaster, acts of God, wars or acts of terrorism, actions or decrees of governmental bodies or failure of communications lines or networks (a "Force Majeure Event"), the Party who cannot perform its obligations shall promptly give written notice to the other Party and shall use its best commercially reasonable efforts to resume performance. Upon receipt of such notice, all obligations under this Agreement shall be immediately suspended for the duration of such Force Majeure Event.

     15.2 Notices. All notices or other communications hereunder shall be in writing and shall be delivered by hand, facsimile or sent, postage prepaid, by registered or certified mail or reputable overnight courier service and shall be deemed given when so delivered by hand or facsimile, or, if mailed, five days after mailing (one business day in the case of overnight courier) addressed to the intended recipient as set forth below:

     If to GoAmerica:  Aaron Dobrinsky
                       Chairman and CEO
                       GoAmerica, Inc.
                       433 Hackensack Avenue
                       Hackensack, NJ  07601
                       Fax:  201-527-1772

     with a copy to:   GoAmerica, Inc.
                       ATTN:  General Counsel
                       433 Hackensack Avenue
                       Hackensack, NJ  07601
                       Fax:  201-527-1081

     If to EarthLink:  Brent Cobb
                       Vice President
                       EarthLink, Inc.
                       1375 Peachtree Street
                       Atlanta, GA  30309
                       Fax:  404-287-4905

     with copies to:   EarthLink, Inc.
                       1375 Peachtree Street
                       Atlanta, GA 30309
                       Attn: Legal Department
                       Fax:  404-287-4905


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

                       Hunton & Williams
                       600 Peachtree Street, NE
                       Suite 4100
                       Atlanta, GA  30308
                       Attn:  W. Tinley Anderson, III
                       Fax:  404-888-4190

     15.3 Waiver. The waiver by any party of any of its rights or breaches of the other party under this Agreement in a particular instance shall not be construed as a waiver of the same or different rights or breaches in subsequent instances. All remedies, rights, undertakings and obligations hereunder shall be cumulative and none shall operate as a limitation of any other remedy, right, undertaking or obligation thereof. No failure or delay by any party in exercising any right, power or privilege hereunder (and no course of dealing between or among any of the parties) shall operate as a waiver of any such right, power or privilege.

     15.4 Severability of Provisions. In the event that any provision of this Agreement is found to be invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms.

     15.5 Bankruptcy. All rights and licenses granted hereunder or pursuant hereto are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses to rights of "intellectual property," as defined thereunder. Notwithstanding any provision contained herein to the contrary, if the licensor of such rights is under any proceeding under the United States Bankruptcy Code and the trustee in bankruptcy of such party, or such party, as a debtor in possession, rightfully elects to reject this Agreement, the licensed party may, pursuant to Sections 365(n)(1) and 365(n)(2) of the United States Bankruptcy Code, retain any and all of the rights licensed to it hereunder, to the maximum extent permitted by law.

     15.6 Governing Law and Forum. The laws of Delaware shall govern this Agreement without giving effect to applicable conflict of laws provisions. The federal and state courts located in Atlanta, Georgia alone have jurisdiction over all disputes brought by GoAmerica arising out of or related to this Agreement. GoAmerica consents to the personal jurisdiction of such courts sitting in Georgia with respect to such matters, and waives GoAmerica's rights to removal or consent to removal. The federal and state courts located in Newark, New Jersey alone have jurisdiction over all disputes brought by EarthLink arising out of or related to this Agreement. EarthLink consents to the personal jurisdiction of such courts sitting in New Jersey with respect to such matters, and waives EarthLink's rights to removal or consent to removal. In the event any litigation or other proceeding is brought by either party in connection with this Agreement, the prevailing party in such litigation or other proceeding shall be entitled to recover from the other party all costs, reasonable attorneys' fees and other reasonable expenses incurred by such prevailing party in such litigation.

     15.7 Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of GoAmerica and EarthLink and each of their respective heirs, representatives, successors, and permitted assigns, in accordance with the terms hereof. This Agreement shall not be assignable by GoAmerica without the prior written consent of EarthLink. This Agreement shall be assignable by EarthLink to any of its affiliates without the prior written consent of GoAmerica.


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

     15.8 Entire Agreement. This Agreement, any Exhibits attached hereto and each of the other Related Agreements, constitute the entire understanding and agreement with respect to the subject matter hereof and thereof, and supersede any and all prior understandings and agreements, whether oral or written, between the parties relating to the subject matter hereof and thereof, all of which are merged in this Agreement and the other Related Agreements. The Agreement shall not be revised, amended, or in any way modified except in writing executed by both parties.

     15.9 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each Party.

     15.10 Headings. Section headings contained in this Agreement and any attachments are inserted for convenience or reference only, shall not be deemed to be a part of this Agreement for any other purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions herein.

     15.11 Counterparts. This Agreement and any attachment may be executed in two counterparts, each of which shall be deemed to be an original, and both of which, when taken together, shall constitute one and the same instrument.

     15.12 Independent Contractors. The relationship of the Parties hereunder shall be that of independent contractors. Nothing herein shall be construed to constitute a partnership between or joint venture of the Parties, nor shall either Party be deemed the agent of the other or have the right to bind the other in any way without the prior written consent of the other.

     15.13 Effects of Expiration or Termination. Upon the expiration or termination of this Agreement, all rights and obligations of the parties under this Agreement shall terminate, except the rights and obligations under Sections 2, 3, 4, 7, 8, 9, 11, 12, 13, 14 and 15 herein shall survive expiration or termination of the Agreement.

     15.14 Construction. The Parties have jointly participated in the negotiating and drafting of this Agreement. In the event of an ambiguity or question of intent or interpretation with respect to any provision hereof, this Agreement (and any applicable or relevant provision(s)) shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any one Party by virtue of the authorship of any of the provisions of this Agreement.

     15.15 Marks. Neither party shall use the other Party's trademarks, trade names, or trade dress (including in advertising) other than for purposes specifically authorized in writing by the other Party. Neither Party will represent directly or indirectly that any of their products, services or organizations are products, services, or organizations of the other Party or any of the other Party's affiliates, nor that any of their services are made in accordance with or utilize any information of the other Party or any of its affiliates. Neither Party shall claim any ownership interest or any other rights in any of the other Party's marks or logos and all benefits of use shall be for the benefit of the Party owning such marks or logos. Upon termination of this Agreement, any and all rights or privileges granted by one Party to the other Party to use any of its marks or


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

logos shall immediately expire, and each Party shall immediately discontinue the use of the other Party's marks and logos except as may otherwise be agreed.

     15.16 Publicity. Neither party may issue a press release of any kind regarding the Parties relationship established hereunder without the prior written approval of the other party. Notwithstanding the foregoing, each Party agrees to work with the other Party to prepare press releases to ensure that each Party is able meet any reporting requirements required by law.

     IN WITNESS WHEREOF, the authorized officers of the Parties hereto have executed this Agreement as of the Effective Date.

                                        EarthLink, Inc.


                                        By: /s/ Brent Cobb
                                            ------------------------------------
                                        Brent Cobb, Vice President

                                        GoAmerica, Inc.


                                        By: /s/ Aaron Dobrinksy
                                           -------------------------------------
                                        Name: Aaron Dobrinksy
                                              ----------------------------------
                                        Title:     CEO
                                               ---------------------------------

                                        GoAmerica Communications Corporation


                                        By: /s/ Aaron Dobrinksy
                                           ------------------------------------
                                        Name: Aaron Dobrinksy
                                              ---------------------------------
                                        Title:      CEO
                                              ---------------------------------




[Signature Page to EarthLink-GoAmerica License Agreement]

                                                                  EXECUTION COPY

                                    Exhibit A

                                   Definitions

Derivative Work. "Derivative Work" has the meaning ascribed to it under the United States Copyright Law, Title 17 U.S.C. Sec. 101 et. seq., as the same may be amended from time to time.

Documentation. "Documentation" means the functional and design specifications, the programmer and user manuals, programmer and user guides, instructions and other such programmer and end user operating documentation (including on-line help files), each for a specified software program and in electronic/diskette and human readable/hard copy formats.

Embodiment of Intellectual Property. "Embodiment of Intellectual Property" has the meaning assigned to such term in the Bankruptcy Protection Act.

Enhancement. "Enhancement" to any Licensed Software means a revision or modification thereto which is intended to improve such Licensed Software's efficiency or to incorporate significant additional or alternative functionality. Enhancements are evidenced by a version number (e.g. "X.O") versus a point release (e.g. "O.X") in accordance with industry practices.

Enhancement Release. "Enhancement Release" means, with respect to the Licensed Software, a new version or release thereof in Object Code and Source Code versions which incorporates Enhancements not found in such Licensed Software's then-current version, together with any Maintenance Modifications associated therewith, with the Documentation related thereto (all in electronic/diskette and human readable/hard copy formats).

Error. "Error" means a programming error, logic error or "bug" within a Licensed Software or Enhancement Release, or other defect in a Licensed Software or Enhancement Release that causes it to operate incorrectly or otherwise not in conformity with the associated Documentation.

Error Correction. "Error Correction" with respect to a Licensed Software or Enhancement Release means that it is made to conform to its Documentation, respectively, and that any reported Error is properly remedied.

Level 1 Support. "Level 1 Support" means receipt and management of all internal user and customer support calls, and provision of fixes for known problems to the extent such action is reasonable without access to the Source Code for the Licensed Software or Enhancement Releases.

Level 2 Support. "Level 2 Support" means reproducing and isolating problems, developing workarounds for problems and testing software fixes to the extent such action is reasonable without access to the Source Code for the Licensed Software or Enhancement Releases.

Level 3 Support. "Level 3 Support" means the provision of software fixes for the correction of Errors and as further defined in Exhibit E of this Agreement.

Licensed Software. "Licensed Software" means the software set forth on Exhibit B hereto and the Server Software.

Maintenance Modification. "Maintenance Modification" to an Enhancement Release means a revision or modification thereto which provides Error Correction or which otherwise remedies nonconformities of the Enhancement Releases from its associated Documentation, together with the Documentation related thereto.

Maintenance Services. "Maintenance Services" means those support and maintenance services described in Exhibit D.

Object Code. "Object Code" means the representation of a Licensed Software and an Enhancement Release in the binary instruction code form suitable for execution on or by a computer, or which may be so suitable after linkage or incorporation with or into other such code.

Server Software. "Server Software" means any server based software necessary to run the Licensed Software.

Source Code. "Source Code" means the representation of a Licensed Software and an Enhancement Release in the form amenable to human understanding, as written in a higher level computer programming language, together with all comments included therein and other programmer documentation (including and such as flow charts, pseudocode or logic diagrams) therefor.

Updates. "Updates" means all general release bug fixes, updates, Maintenance Modifications, Enhancements and upgrades to the Licensed Software and Documentation however described or denominated, including compliance updates.

Third Party Software. "Third Party Software" means all software owned by a third party or licensed to GoAmerica that is included with the Licensed Software

                                                                  EXECUTION COPY

                                    Exhibit B

                                Licensed Software

o    Go.Web [**] Source Code
o    Go.Web [**] Source Code
o    Go.Web [**] Source Code
o    Go.Web [**] Source Code

                                                                  EXECUTION COPY

                                    Exhibit C

                                Escrow Agreement

                                                                  EXECUTION COPY

                           PREFERRED ESCROW AGREEMENT


                      Account Number ______________________


This agreement ("Agreement") is effective September 25, 2002 among DSI Technology Escrow Services, Inc. ("DSI"), GoAmerica, Inc. ("Depositor") and EarthLink, Inc. ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as the parties ("Parties").

A. Depositor and Preferred Beneficiary have entered or will enter into a License Agreement and a Technology Development Agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the License Agreements").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the License Agreements pursuant to 11 United States Bankruptcy Code, Section 365(n).

ARTICLE 1 -- DEPOSITS

1.1 Obligation to Make Deposit. Upon the signing of this Agreement by the parties, Depositor shall deliver to DSI the proprietary technology and other materials ("Deposit Materials") required to be deposited by the License Agreements or, if the License Agreements do not identify the materials to be deposited with DSI, then such materials will be identified on Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation to either party with respect to the preparation, accuracy, execution or delivery of Exhibit A.

1.2 Identification of Tangible Media. Prior to the delivery of the Deposit Materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the Deposit Materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. Exhibit B shall be signed by Depositor and delivered to DSI with the Deposit Materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the account as required in Section 2.2 below.

1.3 Acceptance of Deposit. When DSI receives the Deposit Materials, DSI will conduct a deposit inspection. At completion of the deposit inspection, if DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on Exhibit B, DSI will
(a) note the discrepancies in writing on Exhibit B; (b) date and sign Exhibit B with the exceptions noted; and (c) mail a copy of Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the Deposit Materials have been received and accepted by DSI. Other than DSI's inspection of the Deposit Materials, DSI shall have no obligation to the accuracy, completeness, functionality, performance or non-performance of the Deposit Materials.

1.4 Depositor's Representations. Depositor represents as follows:

     a. Depositor lawfully possesses all of the Deposit Materials deposited with DSI;

     b. With respect to all of the Deposit Materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. As of the effective date of this Agreement, the Deposit Materials are not the subject of a lien or encumbrance, however, any liens or encumbrances made after the execution of this Agreement will not prohibit, limit, or alter the rights and obligations of DSI under this Agreement;

     d. The Deposit Materials consist of the proprietary technology and other materials identified either in the License Agreements or Exhibit A, as the case may be; and

     e. The Deposit Materials are readable and useable in their current form or, if any portion of the Deposit Materials is encrypted, the decryption tools and decryption keys have also been deposited.

1.5 Available Verification Services. Upon receipt of a written request from Preferred Beneficiary, DSI and Preferred Beneficiary may enter into a separate proposal agreement pursuant to which DSI will agree, upon certain terms and conditions, to inspect the Deposit Materials for the purpose of verifying its accuracy, completeness, sufficiency and quality ("Verification Proposal Agreement"). Depositor shall reasonably cooperate with DSI by providing its facilities, computer software systems, and technical and support personnel for verification whenever reasonably necessary. If a verification is elected after the Deposit Materials have been delivered to DSI, then only DSI, or at DSI's election, an independent contractor or company selected by DSI, may perform the verification.

1.6 Deposit Updates. Unless otherwise provided by the License Agreements, Depositor shall update the Deposit Materials within sixty (60) days of each release of a new version of the product, which is subject to the License Agreements. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and Depositor shall sign the new Exhibit B. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 and 1.3 above. All references in this Agreement to the Deposit Materials shall include the initial Deposit Materials and any updates.

1.7 Removal of Deposit Materials. The Deposit Materials may be removed and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.

ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

2.1 Confidentiality. DSI shall have the obligation to reasonably protect the confidentiality of the Deposit Materials. Except as provided in this Agreement or any subsequent agreement between the Parties, DSI shall not disclose, transfer, make available, or use the Deposit Materials. DSI shall not disclose the terms of this Agreement to any third party. If DSI receives a subpoena or any other order from a court or other judicial tribunal pertaining to the disclosure or release of the Deposit Materials, DSI will immediately notify the parties to this Agreement unless prohibited by law. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any order from a court or other judicial tribunal, including, but not limited to, notices delivered pursuant to Section 7.6 below.

2.2 Status Reports. DSI will issue to Depositor and Preferred Beneficiary a report profiling the account history semi-annually.

ARTICLE 3 -- RIGHT TO MAKE COPIES

3.1 Right to Make Copies. DSI shall have the right to make copies of the Deposit Materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the Deposit Materials onto any copies made by DSI. With all Deposit Materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the Deposit Materials including, but not limited to, the hardware and/or software needed. Any copying expenses incurred by DSI as a result of a request to copy will be borne by the party requesting the copies. Alternatively, DSI may notify Depositor requiring its reasonable cooperation in promptly copying the Deposit Materials in order for DSI to perform this Agreement.

ARTICLE 4  -- RELEASE OF DEPOSIT

4.1 Release Conditions. As used in this Agreement, "Release Condition" shall mean the following:

     a. Depositor's failure to carry out obligations imposed on it pursuant to the License Agreements; or

     b.   Depositor's failure to continue to do business in the ordinary course.

4.2 Filing For Release. If Preferred Beneficiary believes in good faith that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the Deposit Materials. Within five (5) business days of receipt of a written notice, DSI shall provide a copy of the notice to Depositor. DSI will promptly notify the Parties unless DSI acknowledges or discovers independently, or through the Parties, its need for additional documentation or information in order to comply with this Section. Such need for additional documentation or information may extend the time period for DSI's performance under this section.

4.3 Contrary Instructions. From the date DSI mails the notice requesting release of the Deposit Materials, Depositor shall have ten (10) business days to deliver to DSI contrary instructions ("Contrary Instructions"). Contrary Instructions shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to Section 7.4 of this Agreement. Subject to
Section 5.2 of this Agreement, DSI will continue to store the Deposit Materials without release pending (a) joint instructions from Depositor and Preferred Beneficiary; (b) dispute resolution pursuant to Section 7.4; or (c) an order from a court of competent jurisdiction.

4.4 Release of Deposit. If DSI does not receive Contrary Instructions from the Depositor, DSI is authorized to release the Deposit Materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the Deposit Materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. Any copying expenses will be chargeable to Preferred Beneficiary. This Agreement will terminate upon the release of the Deposit Materials held by DSI.

4.5 Right to Use Following Release. Unless otherwise provided in the License Agreements, upon release of the Deposit Materials in accordance with this
Article 4, Preferred Beneficiary shall have the right to use the Deposit Materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the License Agreements. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released Deposit Materials.

ARTICLE 5 -- TERM AND TERMINATION

5.1 Term of Agreement. The initial term of this Agreement is for a period of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; (b) DSI instructs Depositor and Preferred Beneficiary in writing ninety (90) days after its renewal date, that the Agreement is terminated for nonpayment in accordance with Section 5.2; or (c) DSI reserves the right to terminate this Agreement, for any reason, other than for nonpayment, by providing Depositor and Preferred Beneficiary sixty (60) days written notice of its intent to terminate this Agreement. If the Deposit Materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2 Termination for Nonpayment. In the event of the nonpayment of fees owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one (1) month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3 Disposition of Deposit Materials Upon Termination. Subject to the foregoing termination provisions, and upon termination of this Agreement, DSI shall destroy, return, or otherwise deliver the Deposit Materials in accordance with Depositor's instructions. If there are no instructions, DSI may, at its sole discretion, destroy the Deposit Materials or return them to Depositor. DSI shall have no obligation to destroy or return the Deposit Materials if the Deposit Materials are subject to another escrow agreement with DSI or have been released to the Preferred Beneficiary in accordance with Section 4.4.

5.4 Survival of Terms Following Termination. Upon termination of this Agreement, the following provisions of this Agreement shall survive:

     a.   Depositor's Representations (Section 1.4);

     b.   The obligations of confidentiality with respect to the Deposit
          Materials;

     c.   The obligation to pay DSI any fees and expenses due;

     d.   The provisions of Article 7; and

     e. Any provisions in this Agreement which specifically state they survive the termination of this Agreement.

ARTICLE 6 -- DSI'S FEES

6.1 Fee Schedule. DSI is entitled to be paid its standard fees and expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least sixty (60) days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2 Payment Terms. DSI shall not be required to perform any service, including release of any Deposit Materials under Article 4, unless the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the Deposit Materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2.

ARTICLE 7 -- LIABILITY AND DISPUTES

7.1 Right to Rely on Instructions. DSI may act in reliance upon any instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI will not be required to inquire into the truth or evaluate the merit of any statement or representation contained in any notice or document. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2 Indemnification. Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities ("Liabilities") incurred by DSI relating in any way to this escrow arrangement, except where it is adjudged that DSI acted with gross negligence or willful misconduct.

7.3 Limitation of Liability. In no event will DSI be liable for any incidental, indirect, special, exemplary, punitive or consequential damages, including, but not limited to, damages (including loss of data, revenue, and/or profits) costs or expenses (including legal fees and expenses), whether foreseeable or unforeseeable, that may arise out of or in connection with this Agreement; and in no event shall the collective liability of DSI exceed ten times the fees paid under this Agreement. The foregoing limitation of liability does not apply with respect to any acts of gross negligence, personal injury claims, property damage claims (excluding the Deposit), or intellectual property infringement ("Exclusions"). With the exception of the Exclusions, DSI shall in no event be liable for any incidental, punitive, special, indirect or consequential damages.

7.4 Dispute Resolution. Any dispute relating to or arising from this Agreement shall be submitted to, and settled by arbitration by, a single arbitrator chosen by the San Diego Regional Office of the American Arbitration Association in accordance with the Commercial Rules of the American Arbitration Association. The arbitrator shall apply California law. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator. Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address. If, however, Depositor and/or Preferred Beneficiary refuses to submit to arbitration, the matter shall not be submitted to arbitration and DSI may submit the matter to any court of competent jurisdiction for an interpleader or similar action. Any costs incurred by DSI, including reasonable attorney's fees and costs, shall be divided equally and paid by Depositor and Preferred Beneficiary.

7.5 Controlling Law. This Agreement is to be governed and construed in accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.6 Notice of Requested Order. If any party intends to obtain an order from the arbitrator or any court of competent jurisdiction, which may direct DSI to take, or refrain from taking any action, that party shall:

     a. Give DSI at least five (5) business days' prior to notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the Deposit Materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8 -- GENERAL PROVISIONS

8.1 Entire Agreement. This Agreement, which includes Exhibits described herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the License Agreements between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such License Agreements. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2 Notices. All notices, invoices, payments, deposits and other documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Any correctly addressed notice or last known address of the other parties that is relied on herein that is refused, unclaimed, or undeliverable because of an act or omission of the party to be notified as provided herein shall be deemed effective as of the first date that said notice was refused, unclaimed, or deemed undeliverable by the postal authorities by mail, through messenger or commercial express delivery services. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3 Severability. In the event any provision of this Agreement is found to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5 Waiver. Any term of this Agreement may be waived by the party entitled to the benefits thereof, provided that any such waiver must be in writing and signed by the party against whom the enforcement of the waiver is sought. No waiver of any condition, or breach of any provision of this Agreement, in any one or more instances, shall be deemed to be a further or continuing waiver of such condition or breach. Delay or failure to exercise any right or remedy shall not be deemed the waiver of that right or remedy.

8.6 Regulations. Depositor and Preferred Beneficiary are responsible for and warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country from or to which the Deposit Materials may be delivered in accordance with the provisions of this Agreement.

8.7 Attorney's Fees. In any litigation or other proceeding by which one party either seeks to enforce its rights under this Agreement (whether in contract, tort, or both) or seeks declaration of any rights or obligations under this Agreement, the prevailing party who has proven by court decree, judgment or arbitrator's determination that the other party has materially breached its representation and/or warranty under this Agreement shall be awarded reasonable attorneys' fees, together with any costs and expenses, to resolve the dispute and to enforce final judgment.

8.8 No Third Party Rights. This Agreement is made solely for the benefit of the Parties to this Agreement and their respective permitted successors and assigns, and no other person or entity shall have or acquire any right by virtue of this Agreement unless otherwise agreed to by all the parties hereto.

8.9 Authority to Sign. Each of the Parties herein represents and warrants that the execution, delivery, and performance of this Agreement has been duly authorized and signed by a person who meets statutory or other binding approval to sign on behalf of its business organization as named in this Agreement.

8.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

GOAMERICA, INC.                          EARTHLINK, INC.
Depositor                                Preferred Beneficiary
By:   /s/Aaron Dobrinsky                 By:   /s/Brent Cobb
    ----------------------------------       -----------------------------------
Name:     Aaron Dobrinsky                Name:  Brent Cobb
     ---------------------------------
Title:  Chairman & CEO                   Title:  Vice President

Date:________________________________    Date:________________________________

                     DSI Technology Escrow Services, Inc.

                     By:______________________________________________

                     Name:____________________________________________

                     Title:___________________________________________

                     Date: ___________________________________________

                                    EXHIBIT A


                            MATERIALS TO BE DEPOSITED


                      Account Number ______________________


Depositor represents to Preferred Beneficiary that Deposit Materials delivered to DSI shall consist of the following:


     |X|  Go.Web [**] - Source Code

     |X|  Go.Web [**] - Source Code

     |X|  Go.Web [**] - Source Code

     |X|  Go.Web [**]- Source Code

     |X|  Go.Web [**]- Source Code

     |X|  Documentation - Go.Web Client/Server Source Code Overview

     |X|  Go.Web Installers - Source Code and build files for [**]

GOAMERICA, INC.                          EARTHLINK, INC.
Depositor                                Preferred Beneficiary

By:                                      By:
    ---------------------------------        ---------------------------------

Name:                                    Name:  Brent Cobb

Title:                                   Title:  Vice President

Date:________________________________    Date:________________________________

                                    EXHIBIT B

                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name: GOAMERICA, INC.

Account Number _________________________________________________________________

Product Name   Go.Web Client/Server Source Code (Initial Deposit)
             ---------------------------------------------------------
Version     (see below)
       --------------------
(Product Name will appear as the Exhibit B Name on Account History report)

DEPOSIT MATERIAL DESCRIPTION:

Quantity        Media Type & Size                    Label Description of Each Separate Item
--------------------------------------------------------------------------------------------
     1                  CD-ROM   Go.Web          Client/Server Source Code (Initial Deposit)

                   |X|  Go.Web [**] - Source Code
                        [**]
                   |X|  [**]Go.Web [**] - Source Code
                        [**]
                   |X|  [**]Go.Web [**] - Source Code
                        [**]
                   |X|  [**]Go.Web [**] - Source Code
                        [**]

                   |X|  [**]Go.Web [**] - Source Code
                        [**]

     1         Go.Web Installers - Source Code and build files for [**]

     1         Documentation                       Go.Web Client/Server Source Code Overview

PRODUCT DESCRIPTION:

Includes the most recent Go.Web Client source code and build files [**]. Also includes the most recent source code and build files for the Go.Web Server.

Environment:  Go.Web Clients built on [**] and run on their
              ---------------------------------------------------------
respective target platforms, Go.Web Server requires [**].
---------------------------------------------------------

DEPOSIT MATERIAL INFORMATION:
Is the media or are any of the files encrypted? YES / No If yes, please include any passwords and the decryption tools. Password provided in Source Code
                                       ---------------------------------
                                        Overview document
                                       ------------------
Encryption tool name Zip file format   Version  N/A
                    -----------------          -----------------------
Hardware required [**] compatible for Client builds,
                 -----------------------------------------------
                  [**] for Server
                 ---------------------
Software required [**] for Client builds, [**] for Server
                 ---------------------------------------------------
Other required information see Source Code Overview document for additional
                          -------------------------------------------------
                           information
                          ------------

I certify for Depositor that the             DSI has accepted the above
above described Deposit Materials            materials (any exceptions are noted
have been transmitted to DSI:                above):


Signature__________________________          Signature__________________________

Print Name_________________________          Print Name_________________________

Date_______________________________          Date Accepted______________________

                                             Exhibit B#_________________________

                                    EXHIBIT C
                               DESIGNATED CONTACT

                       Account Number_____________________

Notices, deposit material returns and                       Notices and communications to
communications to Depositor should be addressed:            Preferred Beneficiary should be addressed to:

Company Name: GoAmerica, Inc.                               Company Name: EarthLink, Inc.
Address: 433 Hackensack Avenue                              Address: 1375 Peachtree Street
         Hackensack, NJ  07601                                       Atlanta, GA 30309
Designated Contact: Aaron Dobrinsky                         Designated Contact: Brent Cobb
Telephone: ____________________________________________     Telephone ____________________________________________
Facsimile: ____________________________________________     Facsimile: 404-287-4905
E-mail: _______________________________________________     E-mail: cobbb@corp.earthlink.net
Verification Contact: _________________________________
Telephone/E-mail:  ____________________________________

Fees for this agreement will be paid by
(check box): (|X|) Depositor and/or
             (|X|) Preferred Beneficiary

Invoices to Depositor should be addressed to:               Invoices to Preferred Beneficiary should be addressed to:

Company Name:__________________________________________     Company Name: EarthLink, Inc.
Address:   ____________________________________________     Address: 1375 Peachtree Street
           ____________________________________________              Atlanta, GA  30309
Billing Contact:_______________________________________     Billing Contact: Brent Cobb
Telephone: ____________________________________________     Telephone ____________________________________________
Facsimile: ____________________________________________     Facsimile: 404-287-4905
E-mail: _______________________________________________     E-mail: cobbb@corp.earthlink.net
P.O.#  ________________________________________________     P.O.#:________________________________________________

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.

DSI has two Operations Centers to service you.              All invoice fee remittances to DSI should
Agreements, Deposit Materials and notices to                be addressed to:
DSI should be addressed to (select location):

[ ] Attn: Client Services                                   DSI Technology Escrow Services, Inc.
9265 Sky Park Court, Suite 202                              PO Box 45156
San Diego, CA 92123                                         San Francisco, CA 94145-0156
Telephone:  (858) 499-1600
Facsimile:  (858) 694-1919
E-mail:  clientservices@dsiescrow.com
or
[ ] Attn: Client Services
2100 Norcross Parkway, Suite 150
Norcross, GA 30071 Telephone: 770-239-9200
Facsimile:  770-239-9201                                    Date:__________________________________
E-mail: clientservices@dsiescrow.com


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                                                                  EXECUTION COPY

                                    Exhibit D

                        Maintenance Support and Training

A. Software Maintenance, Severity and Error Correction. GoAmerica shall provide support and maintenance and correct Errors reported in writing by EarthLink within the Correction Period applicable to each severity level set forth below. GoAmerica shall be responsible for correcting such Errors by issuing either: (a) correction information, such as correction or corrected Documentation, if the Error is reasonably classified as an Error in the Documentation; (b) Maintenance Modifications, if the Error resides in the operation of the code of the Enhancement Release itself; or (c) if Maintenance Modifications are to be provided but are not readily available or will not be issued within ten (10) business days after receipt of the Error report, a temporary fix or work around, until appropriate Maintenance Modifications can be provided. GoAmerica shall prioritize its overall efforts according to the severity level of the Error stipulated by EarthLink. When reporting Errors and requesting Error Correction under this Section, EarthLink shall stipulate the severity level it has associated with the Error, using the following severity level guidelines, and shall in such case provide documentation of a sufficient technical level so that the Error can be reproduced and verified by GoAmerica, and so that GoAmerica can estimate the time and resources required to resolve the Error. The response periods set forth in Severity Levels A through D below shall not be deemed to commence until GoAmerica is in receipt of the report of the Error from EarthLink and EarthLink demonstrates that the Error can be replicated by GoAmerica. The severity levels are:

          Severity Level A: Critical. The Error prevents or seriously impairs the performance of substantially all major functions of the Licensed Software or Enhancement Release. "Correction Period" means a response to EarthLink acknowledging the Error and reporting the projected time of Error Correction within one (1) business day of receipt of the report from EarthLink and provide Error Correction within six (6) business days.

          Severity Level B: Severe Impact. The Error prevents or seriously impairs the performance of a major function of the Licensed Software or Enhancement Release. "Correction Period" means a response to EarthLink acknowledging the Error and reporting the projected time of Error Correction within two (2) business days of receipt of the report from EarthLink and provide Error Correction within seven (7) business days.

          Severity Level C: Degraded Operation. The Error impairs the performance of a minor function of the Licensed Software or Enhancement Release. "Correction Period" means a response to EarthLink acknowledging its Error and reporting the projected time of Error Correction within five
     (5) business days of receipt of the report from EarthLink and provide Error Correction within ten (10) business days.

          Severity Level D: Minor Impact. The Error is a minor problem such as a problem in a rarely used function, or a problem with an easy and effective workaround, or a cosmetic problem. "Correction Period" means a response to EarthLink acknowledging the Error and reporting the projected time of Error Correction within ten (10) business days of receipt of


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     the report from EarthLink and provide a work around within thirty (30)
     business days and Error Correction in the next scheduled release.

A. Response Exceptions. In the event that any performance obligation of GoAmerica of an Enhancement Release set forth above is dependent upon an action, consent or approval of EarthLink and the performance of such obligation is delayed by such dependency, GoAmerica shall use and exert its commercially reasonable best efforts to remove such dependency or overcome such delay in order to meet such performance obligation within the time frames provided but in any event as soon as practical after such dependency is removed or delay is overcome. GoAmerica shall not be held liable under this Agreement or be considered in default under this Agreement for failure to comply with its performance obligations hereof if the condition described above occurs and GoAmerica complies with its obligations hereof.

B. Maintenance Fees. GoAmerica shall provide the Maintenance Services described herein [**] for a one (1) year period following the Effective Date. Thereafter, GoAmerica shall provide the Maintenance Services in exchange for the Maintenance Fees in the Technology Development Agreement. In the event the Technology Development Agreement has been terminated, EarthLink shall pay an annual Maintenance Fees of [**] Percent ([**]%) of the last Maintenance Fees agreed to under the Technology Development Agreement.

C. Service Level Agreements. GoAmerica agrees to provide its products and services in accordance with mutually agreed upon Service Level Agreements which shall be attached hereto as Schedule I to Exhibit D.

D. As part of the Maintenance Services, GoAmerica shall provide to EarthLink, at a minimum, annual Updates to the Licensed Software, Error Corrections, Maintenance Modifications, improvements to existing features and the like. Updates shall include appropriate changes to the Documentation for the Licensed Software. Updates shall be governed by the licenses granted in this Agreement. As part of the Maintenance Fee, GoAmerica will provide to EarthLink all Updates at no additional charge. GoAmerica agrees that all Updates, specifically general release bug fixes, updates, Maintenance Modifications, Enhancements and upgrades to the Licensed Software, are included in the annual Maintenance Fee at no additional cost to EarthLink.

E. At a mutually agreed upon time and location, GoAmerica shall provide Earthlink's staff with one technical training session no more often than every six (6) months with respect to the Licensed Software at no charge other than Earthlink's payment of or reimbursement for all reasonable travel and out-of-pocket expenses incurred by GoAmerica's staff in connection with the provision of such session. Thereafter, from time to time during the Term, at Earthlink's request, GoAmerica shall provide additional technical training with respect to the Licensed Software as mutually agreed upon by the Parties. EarthLink shall pay GoAmerica [**] Dollars ($[**]) per day for any additional training requested by EarthLink.

F. Earthlink will provide certain support directly to end users that use the Licensed Software, and will deliver all Licensed Software to end users. Earthlink will instruct End Users to contact Earthlink for all support matters. Earthlink will perform problem determination procedures, report the problem to GoAmerica and be responsible for providing remedies to end users.


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GoAmerica shall have no obligation to provide support directly to Earthlink's end users that utilize the Licensed Software.

G. In performing the Maintenance Services, GoAmerica will assign personnel with the required skills, training and experience to perform the duties, responsibilities and functions assigned to such personnel.

H. Correction of Errors shall be furnished by GoAmerica in the form and media reasonably selected by Earthlink including corrections in the form of documentation and/or such correction as shall remedy such errors so that the Licensed Software is functional substantially in accordance with its Documentation.


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                                                                  EXECUTION COPY

                                    Exhibit E

                                  Service Fees

I. Sublicensees. EarthLink shall pay the following monthly Service Fees to GoAmerica for any Licensed Software sublicensed by EarthLink:

[**] per month.

II. End-Users. EarthLink shall pay the following monthly Service Fees to GoAmerica for any Licensed Software used by EarthLink's end users:

[**] per month.

III. Service Fees Pricing. The Parties agree to review and negotiate in good faith the Service Fees pricing terms provided hereunder from time to time, but no more than once annually, to reflect changing market conditions. The Parties will increase or decrease the Service Fees to reflect current market conditions.


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